SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K
                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                         March 17, 1997




                         Innotech, Inc.
     (Exact name of registrant as specified in its charter)



Delaware                      0-27746             54-1560349
(State or other               (Commission         (IRS Employee
jurisdiction                  File No.)           Identification No.)
of incorporation)


5568 Airport Road, Roanoke, Virginia           24012
(Address of principal executive offices)       (Zip code)


Registrant's telephone no., including area code: (540) 362-2020






                    TOTAL NUMBER OF PAGES:  8

Item 1.  Changes in Control of Registrant.

          (a) Pursuant to an Agreement and Plan of Merger, dated February 10, 1997 (the "Merger Agreement"), among Innotech, Inc., a Delaware corporation (the "Registrant"), Johnson & Johnson, a New Jersey corporation ("J&J"), and INO Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of J&J ("INO"), INO commenced a tender offer (the "Offer") on February 18, 1997, for all the outstanding shares of common stock, par value $.001 per share, of the Registrant (the "Shares") not already owned by J&J, INO or any other subsidiary of J&J at a price of $13.75 per share, net to the sellers in cash, without
interest (the "Offer Price").   The Offer was made pursuant to
the Offer to Purchase, dated February 18, 1997, and the related Letter of Transmittal of INO.

          The Offer expired at 12:00 midnight, New York City time, on March 17, 1997. A total of 8,422,121 Shares, or approximately 94% of the outstanding Shares, were tendered pursuant to the Offer. Following expiration of the Offer, INO accepted for payment, and paid for, all validly tendered Shares, resulting in J&J's indirect beneficial ownership, through its wholly-owned subsidiaries, INO and Johnson & Johnson Development Corp., of 8,896,636 Shares, or approximately 99% of the total number of Shares outstanding, resulting in a change in control of the Registrant.

          The consummation of the Offer and acceptance of payment by INO of the Shares validly tendered pursuant thereto was announced in a press release of the Registrant, dated March 19, 1997, and in a press release of J&J, dated March 18, 1997. A copy of each such press release is attached hereto and incorporated herein by reference.

     Simultaneously with entering into the Merger Agreement, J&J and INO entered into a Stockholder Agreement, dated as of February 10, 1997 (the "Stockholder Agreement"), with Chase Venture Capital Associates, L.P., CIBC Wood Gundy Ventures, Inc. and Ronald D. Blum, O.D., Chairman of the Board and Chief Executive Officer of the Registrant, pursuant to which such stockholders agreed to tender in the Offer all of the Shares beneficially owned by them (subject to certain exceptions). Pursuant to the terms of the Stockholder Agreement, such stockholders tendered all of their outstanding Shares, relinquishing their equity ownership in the Registrant.

     Pursuant to Section 253 of the Delaware General Corporation Law (the "DGCL"), INO was merged (the "Merger") with and into the Registrant, effective on March 21, 1997, when INO filed a Certificate of Ownership and Merger with the Secretary of State of Delaware. Under the DGCL, no action was required by the stockholders of the Registrant, other than INO through its Board of Directors, for the Merger to become effective. As a result of the Merger (i) the Registrant became a wholly-owned subsidiary of J&J and (ii) each Share issued and outstanding (other than Shares held by J&J, INO or any other direct or indirect subsidiary of J&J or subject to appraisal rights under Delaware law) was converted into the right to receive $13.75 net per Share in cash, without any interest (the "Merger Consideration").

     The total amount of funds required by INO to consummate the Offer and the Merger and to pay fees and expenses related thereto is estimated by INO to be approximately $130 million. According to J&J, the funds used to pay the Offer Price were advanced, and the funds to be used to pay the Merger Consideration will be advanced, to INO by J&J from available working capital.

     In accordance with the terms of the Merger Agreement, Gregory J. Forrest, Amitava Gupta, Ph.D., Ian M. Kidson, Michael
B. Packard and Damion E. Wicker, M.D. resigned as directors of the Registrant on March 21, 1997. Subsequent to such resignations, Ronald D. Blum, O.D., the sole remaining director elected two J&J designees, Peter S. Galloway and James R. Hilton, to become directors of the Registrant. As a result of such actions, the Board of Directors is currently comprised of Ronald
D. Blum, O.D., Peter S. Galloway and James R. Hilton.

     (b) Except as described above, to the best of the Registrant's knowledge, there are no arrangements, including any pledge by J&J or INO (or any other direct or indirect subsidiary of J&J) of the Shares, the operation of which may at a subsequent date result in a change in control of the Registrant.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits:

          2.1       Agreement and Plan of Merger, dated
                    February 10, 1997, between the Registrant,
                    Johnson & Johnson and INO Acquisition Corp.
                    (previously filed on February 18, 1997, with the Securities and Exchange Commission as an exhibit to the combined Schedule 14D-1 and
                    Schedule 13D of INO Acquisition Corp. and
                    Johnson & Johnson and incorporated herein by reference).

          2.2 Stockholder Agreement, dated as of February 10, 1996, among Johnson & Johnson, INO Acquisition Corp., Chase Venture Capital Associates, L.P., CIBC Wood Gundy Ventures, Inc. and Ronald D. Blum, O.D. (previously filed on February 18, 1997, with the Securities and Exchange Commission as an exhibit to the combined Schedule 14D-1 and
                    Schedule 13D of INO Acquisition Corp. and
                    Johnson & Johnson and incorporated herein by reference).


          99.1      Press Release of the Registrant, dated March
                    19, 1997.

          99.2      Press Release of Johnson & Johnson, dated
                    March 18, 1997.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOTECH, INC.
                              (Registrant)



Date:  March 21, 1997         /s/ Ronald D. Blum
                              ---------------------------
                              Ronald D. Blum
                              Chairman of the Board and
                              Chief Executive Officer

                          EXHIBIT INDEX

     Exhibit   Description
     -------   -----------
     2.1       Agreement and Plan of Merger, dated February 10,
               1997, between the Registrant, Johnson & Johnson and INO Acquisition Corp. (previously filed on
               February 18, 1997, with the Securities and
               Exchange Commission as an exhibit to the combined
               Schedule 14D-1 and Schedule 13D of INO Acquisition
               Corp. and Johnson & Johnson and incorporated herein by reference).

     2.2 Stockholder Agreement, dated as of February 10, 1996, among Johnson & Johnson, INO Acquisition Corp., Chase Venture Capital Associates, L.P., CIBC Wood Gundy Ventures, Inc. and Ronald D. Blum, O.D. (previously filed on February 18, 1997, with the Securities and Exchange Commission as an exhibit to the combined Schedule 14D-1 and
               Schedule 13D of INO Acquisition Corp. and Johnson & Johnson and incorporated herein by reference).

     99.1      Press Release of the Registrant, dated March 19,
               1997.

     99.2      Press Release of Johnson & Johnson, dated March
               18, 1997.